EXHIBIT 10.52

EXECUTION COPY

        SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of July 8, 2005 among Interline Brands, Inc., a New Jersey corporation (the "Company"), CCS Enterprises, Inc., Copperfield Chimney Supply, Inc. and Riverton Machine & Foundry, Inc. (collectively, the "New Subsidiary Guarantors"), the other Subsidiary Guarantors and The Bank of New York, as Trustee (the "Trustee") under the Indenture (as defined below).

W I T N E S S E T H

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 23, 2003, providing for the issuance of 11 1/2% Senior Subordinated Notes due 2011 (the "Securities");

        WHEREAS, pursuant to Section 4.10 of the Indenture, the Company may cause a Domestic Restricted Subsidiary that Incurs Indebtedness or a Foreign Subsidiary that enters into a Guarantee of any Senior Indebtedness of the Company, to execute and deliver to the Trustee a Guaranty Agreement pursuant to which such Restricted Subsidiary will Guarantee payment of the Securities on the same terms and conditions as those set forth in the Indenture; and

        WHEREAS, pursuant to Section 9.01(4) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

        NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the New Subsidiary Guarantors, the other Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

        SECTION 1.    Capitalized Terms.    Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture. New Subsidiary Guarantors are also Subsidiary Guarantors for purposes of the Indenture as supplemented hereby.

        SECTION 2.    Guaranties.    Each of the New Subsidiary Guarantors hereby unconditionally and irrevocably guarantees, jointly and severally with the other Subsidiary Guarantors, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each of the New Subsidiary Guarantors further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from such New Subsidiary Guarantor and that such New Subsidiary Guarantor will remain bound under this Supplemental Indenture notwithstanding any extension or renewal of any Guaranteed Obligation.

        To the fullest extent permitted by law, each of the New Subsidiary Guarantors waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. To the fullest extent permitted by law, each of the New Subsidiary Guarantors waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each of the New Subsidiary Guarantors hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the Indenture, this Supplemental Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, this Supplemental Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed

Obligations; or (f) except as set forth in Section 11.06 of the Indenture, any change in the ownership of any such New Subsidiary Guarantor.

        Each of the New Subsidiary Guarantors further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

        The Subsidiary Guaranty in respect of each of the New Subsidiary Guarantors is, to the extent and in the manner set forth in Article 12 of the Indenture, subordinated and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of each of the New Subsidiary Guarantors and the Subsidiary Guaranty is made subject to the provisions of the Indenture.

        Except as expressly set forth in Section 8.01(b), 11.02 and 11.06 of the Indenture, to the fullest extent permitted by law, the obligations of each of the New Subsidiary Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and, to the fullest extent permitted by law, shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each of the New Subsidiary Guarantors herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, this Supplemental Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such New Subsidiary Guarantor or would otherwise operate as a discharge of such New Subsidiary Guarantor as a matter of law or equity.

        Each of the New Subsidiary Guarantors further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

        In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any New Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each of the New Subsidiary Guarantors hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (1) the unpaid amount of such Guaranteed Obligations, (2) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (3) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

        Each of the New Subsidiary Guarantors agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations and all obligations to which the Guaranteed Obligations are subordinated as provided in Article 12 of the Indenture. Each of the new Subsidiary Guarantors agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article 6 of the Indenture for the purposes of such New Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6 of the

Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such New Subsidiary Guarantor for the purposes of this Supplemental Indenture.

        Each of the New Subsidiary Guarantors also agrees to pay any and all costs and expenses (including attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section 2.

        SECTION 3.    Limitation on Liability.    Any term or provision of this Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations by the Subsidiary Guarantors (including the New Subsidiary Guarantors) shall not exceed the maximum amount that can be hereby guaranteed without rendering this Supplemental Indenture, as it relates to such New Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance, fraudulent transfer or similar laws affecting the rights of creditors generally.

        SECTION 4.    Successors and Assigns.    This Supplemental Indenture shall be binding upon each of the New Subsidiary Guarantors and its respective successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Supplemental Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Supplemental Indenture.

        SECTION 5.    No Waiver.    Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Supplemental Indenture shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Supplemental Indenture at law, in equity, by statute or otherwise.

        SECTION 6.    Modification.    No modification, amendment or waiver of any provision of this Supplemental Indenture, nor the consent to any departure by any of the New Subsidiary Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any of the New Subsidiary Guarantors in any case shall entitle such New Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

        SECTION 7.    Release.    Any of the New Subsidiary Guarantors will be released from its obligations under this Supplemental Indenture without any further action required on the part of the Trustee or any Holder (other than any obligation that may have arisen under Section 8 prior to such release)

            (i)  upon the sale (including any sale pursuant to any exercise of remedies by a holder of Senior Indebtedness of the Company or of such New Subsidiary Guarantor) or other disposition (including by way of consolidation or merger) of such New Subsidiary Guarantor,

           (ii)  upon the sale or disposition of all or substantially all the assets of such New Subsidiary Guarantor,

          (iii)  upon the designation of such New Subsidiary Guarantor as an Unrestricted Subsidiary pursuant to the terms of the Indenture,

          (iv)  in connection with any sale or other disposition (including by way of a merger or consolidation) of Capital Stock of such New Subsidiary Guarantor to a Person in accordance with the Indenture that results in such New Subsidiary Guarantor no longer being a Restricted Subsidiary; provided, however, that after giving effect to such sale, such former New Subsidiary

  Guarantor shall have no Guaranties outstanding of any Indebtedness of the Company or any Restricted Subsidiary, or

          (iv)  at such time as such New Subsidiary Guarantor no longer has any other Indebtedness outstanding;

provided, however, that in the case of clauses (i), (ii) and (iv) above, (A) such sale or other disposition is made to a Person other than the Company or a Subsidiary of the Company, (B) such sale or disposition is otherwise permitted by this Indenture and (C) the Company provides an Officers' Certificate to the Trustee to the effect that the Company will comply with its obligations under Section 4.06 of the Indenture with respect to such sale or disposition.

        SECTION 8.    Contribution.    Each of the New Subsidiary Guarantors shall be entitled upon payment in full of all guarantied obligations under this Supplemental Indenture to a contribution from each other Subsidiary Guarantor (including each of the New Subsidiary Guarantors) in an amount equal to such other Subsidiary Guarantor's pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.

        SECTION 9.    Governing Law.    This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

        SECTION 10.    No Recourse Against Others.    A director, officer, employee, incorporator, partner, stockholder, member or manager, as such, of each of the New Subsidiary Guarantors shall not have any liability for any obligations of the Company under the Securities or the Indenture or of such New Subsidiary Guarantor under its Subsidiary Guaranty, the Indenture or this Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

        SECTION 11.    Multiple Originals.    The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

        SECTION 12.    Headings.    The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

        SECTION 13.    Trustee.    The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the New Subsidiary Guarantors and not of the Trustee.

        IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

CCS ENTERPRISES, INC.
By	/s/ THOMAS J. TOSSAVAINEN Name: Thomas J. Tossavainen Title: Vice President
COPPERFIELD CHIMNEY SUPPLY, INC.
By	/s/ THOMAS J. TOSSAVAINEN Name: Thomas J. Tossavainen Title: Vice President

RIVERTON MACHINE & FOUNDRY, INC.
By	/s/ THOMAS J. TOSSAVAINEN Name: Thomas J. Tossavainen Title: Vice President
INTERLINE BRANDS, INC.
By	/s/ THOMAS J. TOSSAVAINEN Name: Thomas J. Tossavainen Title: Chief Financial Officer
WILMAR HOLDINGS, INC., WILMAR FINANCIAL, INC.,
By	/s/ WILLIAM SANDFORD Name: William Sanford Title: President
By	/s/ THOMAS J. TOSSAVAINEN Name: Thomas J. Tossavainen Title: Treasurer
GLENWOOD ACQUISITION LLC,
By	/s/ WILLIAM SANDFORD Name: William Sanford Title: President and Chief Executive Officer
THE BANK OF NEW YORK, as Trustee
By	/s/ SEAN JULIEN Name: Sean Julien Title: Agent